UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 000-21915

Date of Report: October 25, 2002

COLDWATER CREEK INC.
(Exact name of registrant as specified in its charter)

DELAWARE	82-0419266
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864
(Address of principal executive offices)

(208) 263-2266
(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure.

On October 25, 2002, Coldwater Creek Inc. announced that Duncan Highsmith had resigned as a member of its Board of Directors. Mr. Highsmith, who had served on the Company’s Board of Directors since 1999, indicated that he wishes to devote greater time and attention to personal interests and charitable endeavors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLDWATER CREEK INC.

By:	/s/ DENNIS C. PENCE
Dennis C. Pence Chairman and Chief Executive Officer (Principal Executive Officer)

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